UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 29, 2007
Date of Earliest Event Reported: October 23, 2007

NuRx Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Nevada	0-26694	87-0681500
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

18 Technology, Suite 130 Irvine, CA		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(949) 336-7111

Quest Group International, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 23, 2007, Quest Group International, Inc. (the “Company”) changed its name to NuRx Pharmaceuticals, Inc. by amending Article I of its Articles of Incorporation. Effective October 30, the Company's common stock will trade on the OTC Bulletin Board under the symbol "NURX." The name change was previously disclosed in an Information Statement filed by the Company. A copy of the Certificate of Amendment of Articles of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events

A copy of our press release is attached as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Title

	3.1	Certificate of Amendment to the Articles of Incorporation

	99.1	Press Release of NuRx Pharmaceuticals, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST GROUP INTERNATIONAL, INC.

By:	/s/ Dr. Harin Padma-Nathan
Date: October 29, 2007	Dr. Harin Padma-Nathan,
Chief Executive Officer